SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C. 20549



            FORM 8-K

          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934

Date of Report:  March 27, 1998
(Date of earliest event reported)

 Morgan Stanley Capital I, Inc.
            (Sponsor)
      (Issuer in Respect of
Commercial Mortgage Pass-Through Certificates
        Series 1998-HF1)
  (Exact name of registrant as specified in charter)

Delaware                    333-45467            13-3291626
(State or other juris-      (Commission       (I.R.S. Employer
diction of organization)      File No.)     Identification No.)


1585 Broadway, New York, New York                      10036
(Address of principal executive offices)          (Zip Code)


Registrant's Telephone Number, including area code (212)
761-4000


(Former name or former address, if changed since last report.)
















ITEM 5.	OTHER EVENTS

		The Certificate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be established by Morgan Stanley Capital I Inc. (the "Depositor") pursuant to a Pooling and Servicing Agreement, to be dated
March 1, 1998 (the 'Pooling and Servicing Agreement"0, among the Depositor, AMRESOC Services, L.P., as master servicer
( the"Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), LaSalle National Bank, as trustee ( the "Trustee") and ABN AMRO BANK N.V., as fiscal agent ( the "Fiscal Agent"). Distributions on the Certificate will be payable solely form the assets transferred to the Trust Fund for the benefit of the holders of the Certificates
(the "Certificateholders"). The Certificate do not constitute obligations of the Depositor, the Sellers (as defined herein), the Master Servicer, the Special Servicer, the Trustee, The
Fiscal Agent or any o their respective affiliates. Neither the Certificates nor the Mortgage Loans (as defined herein) will be insured or guaranteed by any government agency or instrumentality or by the Depositor, the Sellers, the Master Servicer, the Special Servicer, the Trustee, the Fiscal
Agent, any of their respective affiliates or any other person.



		Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

		Pursuant to Section 8.14 of the Pooling and Servicing Agreement, the Trustee is filing this Current Report containing the November 15, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02 thereof.


		This Current Report is being filed by the Trustee, in its capacity as such under the Pooling and Servicing
Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by one or more of the Master Servicer, the Special Servicer or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.









ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

		(c)     Exhibits



Exhibit No.				Description



	99	Monthly distribution report pursuant to
		Section 4.2 of the Pooling and Servicing
            Agreement for the distribution on
            November 15, 1998







Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

						LASALLE NATIONAL BANK, IN
						ITS CAPACITY AS TRUSTEE
						UNDER THE POOLING AND
						SERVICING AGREEMENT ON
BEHALF OF Morgan Stanley
Capital, I REGISTRANT





				By: /s Russell Goldenberg
				      Russell Goldenberg,
				      Senior Vice President



Date: November 15, 1998
ABN AMRO
LaSalle National Bank









ABN AMRO
LaSalle National Bank

Administrator:
  Robert Castle  (800) 246-5761
  135 S. LaSalle Street   Suite 1625
  Chicago, IL   60674-4107

Morgan Stanley Capital I Inc., Depositor
AMRESCO Services, L.P., Master Servicer
Lennar Partners, Inc., Special Servicer
Commercial Mortgage Pass-Through Certificates, Series 1998-HF1

ABN AMRO Acct: 67-7908-20-4

Statemen      11/16/98
Payment       11/16/98
Prior Pa      10/15/98
Record D      10/30/98

WAC:         7.848622%
WAMM:              125

                                 Number Of Pages

Table Of Contents                              1
REMIC Certificate Report                       3
Other Related Information                      4
Asset Backed Facts Sheets                      1
Delinquency Loan Detail                        1
Mortgage Loan Characteristics                  2
Loan Level Listing                            13


Total Pages Included  In This Pac             25


Specially Serviced Loan Detail   Appendix A
Modified Loan Detail             Appendix B
Realized Loss Detail             Appendix C


LaSalle Web Site                 www.lnbabs.com

LaSalle Bulletin Board           (714) 282-3990
LaSalle ASAP Fax System          (714) 282-5518
Bloomberg                        User Terminal

ASAP #:                                      317
Monthly Data File Name:          0317MMYY.EXE

        Original                 Opening
Class   Face Value (1)           Balance
CUSIP   Per $1,000               Per $1,000

A1      224,800,000.00            216,040,327.65
61745MFF1000.000000000             961.033485988
A2      696,258,000.00            696,258,000.00
61745MFG1000.000000000            1000.000000000
X       1,283,705,560.N          1,274,945,887.65
61745MFH1000.000000000             993.176260489
B        67,395,000.00             67,395,000.00
61745MFJ1000.000000000            1000.000000000
C        64,185,000.00             64,185,000.00
61745MFK1000.000000000            1000.000000000
D        64,185,000.00             64,185,000.00
61745MFL1000.000000000            1000.000000000
E        25,674,000.00             25,674,000.00
61745MFM1000.000000000            1000.000000000
F        51,349,000.00             51,349,000.00
61745MFN1000.000000000            1000.000000000
G        19,255,000.00             19,255,000.00
61745MFP1000.000000000            1000.000000000
H        12,837,000.00             12,837,000.00
61745MFQ1000.000000000            1000.000000000
J        25,674,000.00             25,674,000.00
61745MFR1000.000000000            1000.000000000
K         9,628,000.00              9,628,000.00
61745MFS1000.000000000            1000.000000000
L        22,465,560.00             22,465,560.00
61745MFT1000.000000000            1000.000000000
R-III             0.00                      0.00
9ABSB1451000.000000000               0.000000000


        1,283,705,560.00         1,274,945,887.65


Notes:  (1) N denotes notional balance not included in total
(2) Interest Paid minus Interest Adjustment minus Deferred
Interest equals Accrual   (3) Estimated

        Principal     Principal  Negative
Class   Payment       Adj. or LosAmortization
CUSIP   Per $1,000    Per $1,000 Per $1,000

A1        1,191,090.05       0.00           0.00
61745MFF   5.2984432830.000000000    0.000000000
A2                0.00       0.00           0.00
61745MFG   0.0000000000.000000000    0.000000000
X                 0.00       0.00           0.00
61745MFH   0.0000000000.000000000    0.000000000
B                 0.00       0.00           0.00
61745MFJ   0.0000000000.000000000    0.000000000
C                 0.00       0.00           0.00
61745MFK   0.0000000000.000000000    0.000000000
D                 0.00       0.00           0.00
61745MFL   0.0000000000.000000000    0.000000000
E                 0.00       0.00           0.00
61745MFM   0.0000000000.000000000    0.000000000
F                 0.00       0.00           0.00
61745MFN   0.0000000000.000000000    0.000000000
G                 0.00       0.00           0.00
61745MFP   0.0000000000.000000000    0.000000000
H                 0.00       0.00           0.00
61745MFQ   0.0000000000.000000000    0.000000000
J                 0.00       0.00           0.00
61745MFR   0.0000000000.000000000    0.000000000
K                 0.00       0.00           0.00
61745MFS   0.0000000000.000000000    0.000000000
L                 0.00       0.00           0.00
61745MFT   0.0000000000.000000000    0.000000000
R-III             0.00       0.00           0.00
9ABSB145   0.0000000000.000000000    0.000000000


          1,191,090.05       0.00           0.00

        Closing       Interest   Interest
Class   Balance       Payment    Adjustment
CUSIP   Per $1,000    Per $1,000 Per $1,000

A1      214,849,237.601,114,408.0           0.00
61745MFF 955.7350427054.957331050    0.000000000
A2      696,258,000.003,783,001.8           0.00
61745MFG1000.0000000005.433333333    0.000000000
X       1,273,754,797.1,288,383.7           0.00
61745MFH 992.2484074931.003644301    0.000000000
B        67,395,000.00 369,549.25           0.00
61745MFJ1000.0000000005.483333333    0.000000000
C        64,185,000.00 361,040.63           0.00
61745MFK1000.0000000005.625000078    0.000000000
D        64,185,000.00 379,761.25           0.00
61745MFL1000.0000000005.916666667    0.000000000
E        25,674,000.00 162,398.98           0.00
61745MFM1000.0000000006.325425723    0.000000000
F        51,349,000.00 307,238.18           0.00
61745MFN1000.0000000005.983333268    0.000000000
G        19,255,000.00 115,209.08           0.00
61745MFP1000.0000000005.983333160    0.000000000
H        12,837,000.00  66,217.53           0.00
61745MFQ1000.0000000005.158333723    0.000000000
J        25,674,000.00 132,435.05           0.00
61745MFR1000.0000000005.158333333    0.000000000
K         9,628,000.00  49,664.43           0.00
61745MFS1000.0000000005.158332987    0.000000000
L        22,465,560.00 115,884.85           0.00
61745MFT1000.0000000005.158333467    0.000000000
R-III             0.00       0.00           0.00
9ABSB145   0.0000000000.000000000    0.000000000


        1,273,754,797.8,245,192.8           0.00
        Total P&I Paym9,436,282.87


        Pass-Through
Class   Rate (2)
CUSIP   Next Rate (3)

A1         6.19000000%
61745MFF        Fixed
A2         6.52000000%
61745MFG        Fixed
X          1.21264796%
61745MFH   1.04258267%
B          6.58000000%
61745MFJ        Fixed
C          6.75000000%
61745MFK        Fixed
D          7.10000000%
61745MFL        Fixed
E          7.59051085%
61745MFM   7.59051085%
F          7.18000000%
61745MFN        Fixed
G          7.18000000%
61745MFP        Fixed
H          6.19000000%
61745MFQ        Fixed
J          6.19000000%
61745MFR        Fixed
K          6.19000000%
61745MFS        Fixed
L          6.19000000%
61745MFT        Fixed
R-III
9ABSB145




        Original                 Opening
Class   Face Value (1)           Balance
CUSIP   Per $1,000               Per $1,000

Regular 224,800,000.00            216,040,327.65
       01000.000000000             961.033485988
Regular 696,258,000.00            696,258,000.00
       01000.000000000            1000.000000000
Regular  67,395,000.00             67,395,000.00
       01000.000000000            1000.000000000
Regular  64,185,000.00             64,185,000.00
       01000.000000000            1000.000000000
Regular  64,185,000.00             64,185,000.00
       01000.000000000            1000.000000000
Regular  25,674,000.00             25,674,000.00
       01000.000000000            1000.000000000
Regular  51,349,000.00             51,349,000.00
       01000.000000000            1000.000000000
Regular  19,255,000.00             19,255,000.00
       01000.000000000            1000.000000000
Regular  12,837,000.00             12,837,000.00
       01000.000000000            1000.000000000
Regular  25,674,000.00             25,674,000.00
       01000.000000000            1000.000000000
Regular   9,628,000.00              9,628,000.00
       01000.000000000            1000.000000000
Regular  22,465,560.00             22,465,560.00
       01000.000000000            1000.000000000
R-II              0.00                      0.00
9ABSB1311000.000000000               0.000000000




        1,283,705,560.00         1,274,945,887.65


Notes:  (1) N denotes notional balance not included in total
(2)  Interest Paid minus Interest Adjustment minus Deferred
Interest equals Accrual
 (3)  Estimated

        Principal     Principal  Negative
Class   Payment       Adj. or LosAmortization
CUSIP   Per $1,000    Per $1,000 Per $1,000

Regular   1,191,090.05       0.00           0.00
       0   5.2984432830.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
Regular           0.00       0.00           0.00
       0   0.0000000000.000000000    0.000000000
R-II              0.00       0.00           0.00
9ABSB131   0.0000000000.000000000    0.000000000




          1,191,090.05       0.00           0.00

        Closing       Interest   Interest
Class   Balance       Payment    Adjustment
CUSIP   Per $1,000    Per $1,000 Per $1,000

Regular 214,849,237.601,397,152.7           0.00
       0 955.7350427056.215092349    0.000000000
Regular 696,258,000.004,502,764.8           0.00
       01000.0000000006.467092371    0.000000000
Regular  67,395,000.00 435,849.69           0.00
       01000.0000000006.467092366    0.000000000
Regular  64,185,000.00 415,090.32           0.00
       01000.0000000006.467092311    0.000000000
Regular  64,185,000.00 415,090.32           0.00
       01000.0000000006.467092311    0.000000000
Regular  25,674,000.00 166,036.13           0.00
       01000.0000000006.467092389    0.000000000
Regular  51,349,000.00 332,078.73           0.00
       01000.0000000006.467092446    0.000000000
Regular  19,255,000.00 124,523.86           0.00
       01000.0000000006.467092184    0.000000000
Regular  12,837,000.00  83,018.06           0.00
       01000.0000000006.467092000    0.000000000
Regular  25,674,000.00 166,036.13           0.00
       01000.0000000006.467092389    0.000000000
Regular   9,628,000.00  62,265.17           0.00
       01000.0000000006.467092854    0.000000000
Regular  22,465,560.00 145,286.85           0.00
       01000.0000000006.467092296    0.000000000
R-II              0.00       0.00           0.00
9ABSB131   0.0000000000.000000000    0.000000000




        1,273,754,797.8,245,192.8           0.00
        Total P&I Paym9,436,282.87

       0Pass-Through
Class   Rate (2)
CUSIP   Next Rate (3)
       0
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
Regular    7.76051085%
       0   7.59078020%
R-II
9ABSB131





        Original                 Opening
Class   Face Value (1)           Balance
CUSIP   Per $1,000               Per $1,000

Regular 1,283,705,560.00         1,274,945,887.65
       01000.000000000             993.176260489
R-I               0.00                      0.00
9ABSB1301000.000000000               0.000000000


        1,283,705,560.00         1,274,945,887.65


Notes:  (1) N denotes notional balance not included in total
(2) Interest Paid minus Interest Adjustment minus Deferred
Interest equals Accrual   (3) Estimated

        Principal     Principal  Negative
Class   Payment       Adj. or LosAmortization
CUSIP   Per $1,000    Per $1,000 Per $1,000

Regular   1,191,090.05       0.00           0.00
       0   0.9278529960.000000000    0.000000000
R-I               0.00       0.00           0.00
9ABSB130   0.0000000000.000000000    0.000000000


          1,191,090.05       0.00           0.00

        Closing       Interest   Interest
Class   Balance       Payment    Adjustment
CUSIP   Per $1,000    Per $1,000 Per $1,000

Regular 1,273,754,797.8,245,192.8           0.00
       0 992.2484074936.422962615    0.000000000
R-I               0.00       0.00           0.00
9ABSB130   0.0000000000.000000000    0.000000000



        1,273,754,797.8,245,192.8           0.00
        Total P&I Paym9,436,282.87

        Pass-Through
Class   Rate (2)
CUSIP   Next Rate (3)

Regular    7.76051085%
       0   7.59078020%
R-I
9ABSB130